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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 2000, except with respect to the matters discussed in Notes 7(a) and 7(d)(ii), as to which the date is February 29, 2000 included in ArrowPoint Communications, Inc.'s Registration Statement (No. 333-95509) on Form S-1.


/s/ Arthur Andersen LLP

Boston, Massachusetts
April 5, 2000